SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2010

ENTECH  SOLAR, INC.
(Exact Name of Registrant as specified in charter)

Delaware	0-16936	33-0123045

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas	76177
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   817/ 224-3600

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 10, 2010, Entech Solar, Inc. (the "Company") and The Quercus Trust ("Quercus") entered into a Series H Preferred Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which Quercus purchased 200 shares of the Company's Series H Preferred Stock par value $0.01 per share (the “Preferred Shares”) at $10,000 per share, for an aggregate purchase price of $2,000,000.  In addition, Quercus received a warrant to purchase 22,500,000 shares of the Company’s common stock (the “Warrant to Purchase Common Stock”) at an exercise price of $0.12 per share.

Pursuant to the Certificate of Designations for the Preferred Shares, the Preferred Shares shall, with respect to dividend rights, rights upon liquidation, winding-up or dissolution, rank: (i) senior to the Company's common stock, and any other class or series of preferred stock of the Company other than the Company's Series D Preferred Stock and Series G Preferred Stock; and (ii) junior to all existing and future indebtedness of the Company. In addition, the Preferred Shares: (i) shall accrue dividends at a rate of 10% per annum, payable in Preferred Shares; (ii) shall not have voting rights; and (iii) may be redeemed at the Company's option, commencing 4 years from the issuance date at a price per share of $10,000 plus accrued but unpaid dividends (the "Series H Liquidation Value"), or, at a price per share of: (x) 127% of the Series H Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the initial issuance date; (y) 118% of the Series H Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the initial issuance date; and (z) 109% of the Series H Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the initial issuance date.

In connection with the foregoing, the Company relied upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the "Securities Act") and/or Section 4(2) of the Securities Act. No advertising or general solicitation was employed in offering the securities. The offering and sale were made to a limited number of persons, all of whom were accredited investors, and transfer was restricted by the Company in accordance with the requirements of the Securities Act.

The preceding discussion is qualified in its entirety by, and is subject to, the full text of the Certificate of Designations which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 4, 2010 and incorporated by reference herein, and the Purchase Agreement and Warrant to Purchase Common Stock, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Quercus is a family trust of which David Gelbaum is a trustee.  Mr. Gelbaum is the Chief Executive Officer of the Company and Chairman of its Board of Directors.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

Exhibit Number	Description of Exhibit

10.1	Series H Preferred Stock Purchase Agreement dated May 10, 2010, by and between Entech Solar, Inc. and The Quercus Trust.

10.2	Warrant to Purchase Common Stock dated May 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTECH SOLAR, INC.

By:	/s/ Charles Michel
Chief Financial Officer

Dated: May 10, 2010

Exhibits.

Exhibit Number	Description of Exhibit

10.1	Series H Preferred Stock Purchase Agreement dated May 10, 2010, by and between Entech Solar, Inc. and The Quercus Trust.

10.2	Warrant to Purchase Common Stock dated May 10, 2010.